UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2023
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.
As previously announced, Nextracker Inc. (“Nextracker”), a subsidiary of Flex Ltd. (the “Company”), publicly filed a registration statement on Form S-1 (File No. 333-269238) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2023 relating to a proposed initial public offering (the “Offering”) of shares of Nextracker’s Class A common stock (the “Class A Common Stock”). In connection with the Offering, the Company is disclosing certain preliminary financial results for the three- and nine- month periods ended December 31, 2022 of Nextracker.
Preliminary Financial Results of Nextracker for the Three- and Nine- Month Periods Ended December 31, 2022
Nextracker is in the process of finalizing its financial results for the three- and nine- month periods ended December 31, 2022. The following presents certain preliminary financial results representing Nextracker’s estimates as of and for the three- and nine- month periods ended December 31, 2022, which are based only on currently available information and do not present all necessary information for an understanding of Nextracker’s financial condition as of December 31, 2022 or results of operations for the three- and nine- month periods ended December 31, 2022. Nextracker has provided estimates for the unaudited financial data described below primarily because its financial closing procedures for the three- and nine- month periods ended December 31, 2022 are not yet complete. Nextracker’s final actual reported results may vary from these preliminary estimates and may not be indicative of its final reported financial results for these periods or for the remainder of its fiscal 2023 or any other future period.
Nextracker expects to complete its financial statements for the three- and nine- month periods ended December 31, 2022 subsequent to the completion of the Offering. While Nextracker is currently unaware of any items that would require it to make adjustments to the financial data set forth below, it is possible that Nextracker or its independent registered public accounting firm may identify such items as Nextracker completes its financial statements and any resulting changes could be material. Accordingly, undue reliance should not be placed on these preliminary financial estimates, which are subject to risks and uncertainties, many of which are not within Nextracker’s control. These preliminary estimates should be read in conjunction with Nextracker’s audited combined financial statements and the related notes thereto, Nextracker’s unaudited condensed combined financial statements and the related notes thereto, and the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors,” and “Special Note Regarding Forward-Looking Statements” included in the Registration Statement.
The preliminary financial results presented below have been prepared by and are the responsibility of management. Neither Nextracker’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the preliminary three- and nine-month periods ended December 31, 2022 financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the preliminary three- and nine-month periods ended December 31, 2022 financial information.

•Nextracker expects revenue of $1,383 million in the nine-month period ended December 31, 2022 compared to $1,018 million in the nine-month period ended December 31, 2021 and $513 million in the three-month period ended December 31, 2022 compared to $338 million in the three-month period ended December 31, 2021.
•Nextracker expects gross profit of $196 million in the nine-month period ended December 31, 2022 compared to $108 million in the nine-month period ended December 31, 2021 and $81 million in the three-month period ended December 31, 2022 compared to $34 million in the three-month period ended December 31, 2021. Nextracker expects Non-GAAP gross profit to be $197 million for the nine-month period ended December 31, 2022 compared to $113 million for the nine-month period ended December 31, 2021 and $82 million in the three-month period ended December 31, 2022 compared to $34 million in the three-month period ended December 31, 2021.
•Nextracker expects to generate operating income of $127 million in the nine-month period ended December 31, 2022 compared to $58 million in the nine-month period ended December 31, 2021. Nextracker expects Non-GAAP operating income of $132 million for the nine-month period ended December 31, 2022 compared to $69 million for the nine-month period ended December 31, 2021.
•Nextracker expects to generate net income of $98 million in the nine-month period ended December 31, 2022 compared to $45 million in the nine-month period ended December 31, 2021 and $46 million in the three- month period ended December 31, 2022 compared to $13 million in the three-month period ended December 31, 2021.
•Nextracker expects to generate Non-GAAP net income of $101 million for the nine-month period ended December 31, 2022 compared to $53 million for the nine-month period ended December 31, 2021 and $47 million in the three-month period ended December 31, 2022 compared to $14 million in the three-month period ended December 31, 2021.
•Nextracker expects Adjusted EBITDA of $136 million for the nine-month period ended December 31, 2022 compared to $70 million for the nine-month period ended December 31, 2021 and $62 million in the three-month period ended December 31, 2022 compared to $19 million in the three-month period ended December 31, 2021.
•Nextracker expects to generate net income as a percentage of revenue of approximately 7% for the nine-month period ended December 31, 2022 compared to 4.4% for the nine-month period ended December 31, 2021 and approximately 9% for the three-month period ended December 31, 2022 compared to 3.8% for the three-month period ended December 31, 2021.
•Nextracker expects Adjusted EBITDA as a percentage of revenue of approximately 9.8% for the nine-month period ended December 31, 2022 compared to 6.9% for the nine-month period ended December 31, 2021 and approximately 12% for the three-month period ended December 31, 2022 compared to 5.6% for the three-month period ended December 31, 2021.

•Nextracker expects net cash provided by operating activities of approximately $72 million for the nine-month period ended December 31, 2022 compared to an outflow of $(106) million for the nine-month period ended December 31, 2021. Nextracker expects Adjusted free cash flow of approximately $96 million for the nine-month period ended December 31, 2022 compared to an outflow of $(111) million for the nine-month period ended December 31, 2021.
Nextracker expects its cash and cash equivalents as of December 31, 2022 to be $100 million. Nextracker expects net working capital (defined as current assets less cash and current liabilities) as of December 31, 2022 to be $272 million. Additionally, as of December 31, 2022, Nextracker had firm orders representing executed contracts, purchase orders and volume commitment agreements for projects that total approximately $2.1 billion in the aggregate. These firm orders do not include Nextracker’s pipeline for projects that are currently in various stages of negotiations and contract execution.
Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow are intended as supplemental measures of performance that are neither required by, nor presented in accordance with, GAAP. Nextracker presents these non-GAAP financial measures because it believes they assist investors and analysts in comparing Nextracker’s performance across reporting periods on a consistent basis by excluding items that Nextracker does not believe are indicative of its core operating performance. In addition, Nextracker may use all or any combination of Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow as factors in evaluating Nextracker management’s performance when determining incentive compensation and to evaluate the effectiveness of its business strategies.
Among other limitations, Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow do not reflect Nextracker’s cash expenditures or future capital expenditures or contractual commitments (including under the Tax Receivable Agreement), do not reflect the impact of certain cash or non-cash charges resulting from matters Nextracker considers not to be indicative of its ongoing operations and do not reflect the associated income tax expense or benefit related to those charges. In addition, other companies in Nextracker’s industry may calculate Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow differently from Nextracker, which further limits their usefulness as comparative measures.
Because of these limitations, Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Nextracker compensates for these limitations by relying primarily on its GAAP results and using Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow on a supplemental basis. Below is the reconciliation to the most directly comparable GAAP measure of Non-GAAP gross profit, Non-GAAP operating income, Non-GAAP net income, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted free cash flow.

	Nine-month period ended		Three-month period ended
(In millions)	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(unaudited)
Reconciliation of GAAP to Non- GAAP Financial Measures:
GAAP gross profit . . . . . . . . . . . . . . .	$197	$108	$82	$34
Stock-based compensation expense	1	1	1	—
Intangible amortization . . . . . . . . . .	—	4	—	—
Non-GAAP gross profit . . . . . . . . . . .	$198	$113	$83	$34
GAAP operating income . . . . . . . . . .	$128	$58	$58	$17
Stock-based compensation expense	3	2	1	1
Intangible amortization . . . . . . . . . .	1	8	—	—
Legal . . . . . . . . . . . . . . . . . . . . . . . .	1	—	—	—
Other . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	—
Non-GAAP operating income . . . . . .	$133	$68	$59	$18
GAAP net income . . . . . . . . . . . . . . .	$94	$45	$42	$13
Stock-based compensation expense	3	2	1	1
Intangible amortization . . . . . . . . . .	1	8	—	—
Adjustment for taxes . . . . . . . . . . . .	(2)	(2)	—	—
Legal . . . . . . . . . . . . . . . . . . . . . . . .	1	—	—	—
Other . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—	—
Non-GAAP net income . . . . . . . . . . .	$97	$53	$43	$14
Net income . . . . . . . . . . . . . . . . . . . .	$94	$45	$42	$13
Interest, net . . . . . . . . . . . . . . . . . . .	—	—	—	—
Provision for income taxes . . . . . .	35	13	18	4
Depreciation expense . . . . . . . . .	2	2	1	1
Intangible amortization . . . . . . . .	1	8	—	—
Stock-based compensation expense	3	2	1	1
Legal . . . . . . . . . . . . . . . . . . . .	1	—	—	—
Other . . . . . . . . . . . . . . . . . . . .	—	—	—	—
Adjusted EBITDA . . . . . . . . . . . . .	$136	$70	$62	$19
Net income (% of revenue) . . . . . . .	6.8%	4.4%	8.3%	3.7%
Adjusted EBITDA (% of revenue) . .	9.8%	6.9%	12.2%	5.6%

	Nine-month period ended
(In millions)	December 31, 2022	December 31, 2021
Reconciliation of GAAP to Non-GAAP Financial Measures:	(unaudited)
Net cash provided by (used in) operating activities . . . . . . . . . . . . . . . . . . .	72	(106)
Purchase of property and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3)	(5)
Proceeds from disposition of property and equipment . . . . . . . . . . . . . . . . .	—	—
Adjusted free cash flow . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$69	$(111)

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and the exhibit attached hereto contains forward-looking statements including, among other things, statements about Nextracker’s preliminary unaudited financial and other results as of and for the three and nine month periods ended December 31, 2022 and Nextracker’s proposed initial public offering and related matters. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent the Company’s and Nextracker’s current beliefs, estimates and assumptions only as of the date of this Current Report on Form 8-K and information contained herein should not be relied upon as representing the Company’s or Nextracker’s estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) Nextracker’s ability to successfully complete the Offering, (ii) Nextracker’s ability to timely complete its financial closing procedures and finalize its consolidated financial statements for the three- and nine- month periods ended December 31, 2022, (iii) the demand for solar energy and, in turn, Nextracker’s products, (iv) competitive pressures within Nextracker’s industry, (v) competition from conventional and renewable energy sources that may offer products and solutions that are less expensive or otherwise perceived to be more advantageous than solar energy solutions, (vi) Nextracker’s results of operations which may fluctuate from quarter to quarter, (vii) the reduction, elimination or expiration of government incentives for, or regulations mandating the use of, renewable energy and solar energy specifically, (viii) Nextracker’s reliance on its suppliers, and (ix) economic, political and market conditions. These risks are not exhaustive. Further information on these and other risks that could affect Nextracker’s results is included in its Registration Statement filed with the SEC and Nextracker’s future reports that it may file from time to time with the SEC. Additional information will be made available in Nextracker’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 that will be filed with the SEC, which should be read in conjunction with this Current Report on Form 8-K and the preliminary financial results included herein. Neither the Company nor Nextracker assumes any obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
None of the information furnished in Item 7.01 of this Current Report on Form 8-K shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in Item 7.01 of this Current Report on Form 8-K shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01
On February 1, 2023, the Company issued a press release announcing that Nextracker has launched the roadshow for the Offering of 23,255,814 shares of its Class A Common Stock. The underwriters of the Offering will also have a 30-day option to purchase from Nextracker up to 3,488,372 additional shares of Class A Common Stock. The initial public offering price is expected to be between $20.00 and $23.00 per share. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
99.1	Press release, dated February 1, 2023, issued by Flex Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: February 1, 2023

	By:	/s/ Paul R. Lundstrom
		Name: Title:	Paul R. Lundstrom Chief Financial Officer